SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 15, 2005


                         MILE MARKER INTERNATIONAL, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)


        0-26150                                          11-2128469
        -------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


                 2121 Blount Road, Pompano Beach, Florida 33069
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code : (954) 782-0604
                                                            --------------


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.01 - Entry into a Material Definitive Agreement
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     On February 14, 2005, Mile Marker International, Inc. (the "Registrant")
received notice from the United States Army Tank - Automotive and Armaments Command of the U.S. Department of the Army that its wholly-owned subsidiary, Mile Marker, Inc. ("the Company") had been awarded another significant U.S. government contract. This military contract provides for the delivery of a maximum of 15,975 unique Mile Marker patented hydraulic winch/bumper assemblies over five years. The maximum dollar value of this contract is $40,608,450. The Company also received a minimum order of 639 of its hydraulic winch/bumper assemblies valued at $1,624,338 with this contract. With the receipt of this contract, the Company has so far received five military contracts since July of 2003 totaling a maximum possible $79,948,278. To date, the Company has delivered $11,986,238 worth of its unique patented hydraulic winches under these contracts.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MILE MARKER INTERNATIONAL, INC.
                                                 -------------------------------
                                                          (Registrant)



Dated: February 15, 2005                         By: /s/ Richard E. Aho
                                                     ---------------------------
                                                     Richard E. Aho, President